DELAWARE GROUP® INCOME FUNDS

Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund

(each, a "Fund" and collectively, the "Funds")

Supplement to the Funds’ Statement of Additional Information
 dated November 29, 2019

Effective September 30, 2020, the following replaces the information in the section entitled “Portfolio Managers — Other Accounts Managed”:
Other Accounts Managed
The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of July 31, 2019 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of July 31, 2019.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
Wayne A. Anglace
Registered Investment Companies	4	$1.9 billion	0	$0
Other Pooled Investment Vehicles	2	$54.6 million	0	$0
Other Accounts	7	$46.2 million	0	$0
Adam H. Brown
Registered Investment Companies	14	$16.6 billion	0	$0
Other Pooled Investment Vehicles	3	$397.6 million	0	$0
Other Accounts	5	$981.8 million	0	$0
Kashif Ishaq
Registered Investment Companies	2	$1.6 billion	0	$0
Other Pooled Investment Vehicles	1	$34.0 million	0	$0
Other Accounts	0	$0	0	$0
John P. McCarthy
Registered Investment Companies	15	$18.2 billion	0	$0
Other Pooled Investment Vehicles	2	$378.9 million	0	$0
Other Accounts	5	$981.5 million	0	$0
Michael G. Wildstein
Registered Investment Companies	3	$7.9 billion	0	$0
Other Pooled Investment Vehicles	11	$1.3 billion	0	$0
Other Accounts	10	$5.7 billion	1	$1.0 billion

Effective September 30, 2020, the following replaces the information in the section of the chart entitled “Portfolio Managers — Ownership of Fund Shares”:

Ownership of Fund Shares

As of July 31, 2019, the portfolio managers beneficially owned shares of the Funds, as described below. If no information is shown below for a portfolio manager, the portfolio manager did not own shares of any Fund.

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned[1,2]
Wayne A. Anglace	Delaware Corporate Bond Fund	$50,001‑$100,000 notionally[3]
Adam H. Brown	Delaware High-Yield Opportunities Fund	$50,001‑$100,000 notionally[3]
Kashif Ishaq	Delaware Corporate Bond Fund	$100,001‑$500,000 notionally[3]
John P. McCarthy	Delaware Corporate Bond Fund	$1‑$10,000 notionally[3]
	Delaware High-Yield Opportunities Fund	$100,001‑$500,000 directly;
$100,001‑$500,000 notionally[3]
Michael G. Wildstein	Delaware Corporate Bond Fund	$100,001‑$500,000 notionally[3]

1	The ranges for Fund share ownership by portfolio managers are: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1 million; or over $1 million.
2	Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.
3
The compensation of certain of the portfolio managers under the Macquarie Investment Management Notional Investment Plan (as described above) may include amounts that correspond to a hypothetical investment that directly tracks the return of the Fund that the portfolio manager manages. In the table, this indirect exposure to the applicable Fund's returns is referred to as shares owned notionally. The portfolio managers who are so compensated experience the same investment returns that are experienced by shareholders of such Fund.

Please keep this Supplement for future reference.

This Supplement is dated August 26, 2020.